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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 1996

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                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

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
         Delaware                      1-8597                       94-2657368
(State or other jurisdiction   (Commission File Number)     IRS Employer Identification No.)
     of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5.           Other Events.

On December 12, 1996, The Cooper Companies, Inc. (the "Company") issued a press release announcing its fourth quarter and fiscal year 1996 financial results. This release is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7.      Financial Statements and Exhibits.

             (c) Exhibits.

Exhibit
  No.        Description
-------      ------------

 99.1        Press Release dated December 12, 1996 of The Cooper Companies, Inc.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE COOPER COMPANIES, INC.

                                            By   /s/ Stephen C. Whiteford
                                               --------------------------------
                                                 Stephen C. Whiteford
                                                 Vice President and
                                                 Corporate Controller
                                                 (Principal Accounting Officer)

Dated:  December 12, 1996



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                                  EXHIBIT INDEX

Exhibit                                                           Sequentially
  No.     Description                                             Numbered Page
-------   -----------                                             -------------

 99.1     Press Release dated December 12, 1996 of The Cooper
          Companies, Inc.






                             STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as ....................'tm'
The registered trademark symbol shall be expressed as ..........'r'



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